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                              Janus Adviser Series
                          Janus Adviser Long/Short Fund

                       Supplement dated September 10, 2008
                       to Currently Effective Prospectuses

Effective September 10, 2008, Janus Adviser Long/Short Fund will reopen to new investors.

                Please retain this Supplement with your records.